Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
June 30, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.8375%


Excess Protection Level
   3 Month Average  5.54%
      June, 1998  5.12%
      May, 1998  5.41%
      April, 1998  6.07%



Cash Yield                                              18.15%


Investor Charge Offs                                    5.19%


Base Rate                                               7.84%


Over 35 Day Delinquency                                 5.41%


Seller's Interest                                       25.60%


Total Payment Rate                                      10.81%


Total Principal Balance                                $4,569,613,783.29


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,169,613,783.29